united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22963

Altegris KKR Commitments Master Fund

(Exact name of registrant as specified in charter)

1200 Prospect Street, Suite 400, La Jolla, CA 92037

(Address of principal executive offices) (Zip code)

David P. Mathews, Senior Vice President & General Counsel, Altegris Advisors, L.L.C.

1200 Prospect Street, Suite 400, La Jolla, CA 92037

(Name and address of agent for service)

Registrant's telephone number, including area code: 858-459-7040

Date of fiscal year end: 3/31

Date of reporting period: 3/31/18

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

Altegris KKR Commitments Master Fund

Annual Report

March 31, 2018

ADVISED BY:

SUB-ADVISED BY:

StepStone Group LP
4275 Executive Square
Suite 500
La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Altegris KKR Commitments Master Fund
March 31, 2018

Table of Contents

Letter to Shareholders	1
Report of Independent Registered Public Accounting Firm	3
Portfolio Review	4
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statements of Changes in Net Assets	9
Consolidated Statement of Cash Flows	10
Consolidated Statements of Financial Highlights	11
Notes to Consolidated Financial Statements	12
Supplemental Information (Unaudited)	22
Privacy Notice	25

Letter to Shareholders
Annual Report for the
Altegris KKR Commitments Fund [i]
Twelve-Month Period Ending March 31, 2018

Dear Shareholder:

Market Summary

The twelve months ending March 31st were a historically sanguine period for equity investors, as global public equity market indices advanced strongly and volatility sustained multi-decade lows for most of the period. Despite fears of de-globalization and a myriad of domestic and geopolitical risks, global economic growth remained apace and financial markets experienced remarkably low adversity throughout the period. While the U.S Federal Reserve continued its tightening cycle and solidified its plan to normalize its balance sheet, global monetary policy generally remained accommodative and continued to support the demand for risk assets. Against this backdrop, public equity benchmarks once again responded with new highs across global indices, with the MSCI All-Country World Index up 15.4% for the twelve months ended March.

2017 was yet another record-breaking year for private equity activity. Industry observer Preqin reported that private equity funds raised a total of $453 billion and completed 4,191 deals totaling $347 billion during the year.ii The record levels of capital distributed to private equity investors in recent years continues to spur demand for access to deal flow. Private equity fund managers are raising larger sums, which provides them with increasing capital to deploy in an increasingly crowded market. Asset valuations – both for new deals and secondary fund interests – continue to push higher, and private equity investors are finding it increasingly difficult to deploy capital at prices that can generate superior returns. More than ever before, the current market environment demands a disciplined investment process that features proprietary deal sourcing, a consistent, value-driven approach to underwriting, and a focus on the downside which many investors seem to be ignoring.

Fund Overview

The Altegris KKR Commitments Fund was launched in August 2015, and since then, Class I Shares have generated annualized performance of +9.5% and Class A Shares of +8.7% through March 2018, compared to the MSCI ACWI at +8.7% and the S&P 500 TR at +11.2% over the same time period. Performance returns for Class I Shares for the twelve months ended March 2017 were +7.3%, and Class A Shares were +6.6%iii.

After the Fund registered strong absolute and relative performance during its first two years, we are pleased with performance during the period under review as the Fund’s portfolio has experienced significant transition over the last twelve months. Our focus has been to continually diversify the Fund’s holdings and commitments across strategy, geography, and vintage while materially increasing participation in the core global buyout expertise of KKR through new primary commitments, and during the period the Fund’s cash position was temporarily elevated to accommodate the significant primary commitments. Over the coming quarters, we expect the Fund’s cash position to decline materially as the new primary commitments are called and the Fund executes additional secondary and co-investment purchases. We are pleased to report that at the end of the period, the Fund was allocated 63.3% to Americas, 16.2% to Europe, and 20.5% to Asia. The portfolio also includes significant primary commitments of $70 million to KKR Americas Fund XII LP and $60 million to KKR Asian Fund III LP, both of which have begun their investment periods and made their first capital calls in early 2018. The portfolio is highly diversified, with 252 portfolio companies spanning across vintage years from 2004-2018. Over the twelve month period ending March 31, 2018, the Fund’s investment pipeline and activity has continued to remain robust; during the period, the Fund made primary commitments of $42.6 million, secondary purchases totaling $19.7 million, and co-investment purchases of $50.2 million. In addition, the Fund executed capital calls totaling $20.7 million and received distributions totaling $53.5 million. We believe the Fund’s continued investment activity during the period will lay the foundation for returns in the coming years, particularly if equity market volatility increases from its current low levels.

We are also pleased to report that the Fund’s sub-adviser, StepStone Group, has enhanced its global reach and now oversees $230 billion and employs over 350 professionals stationed across five continents. This resource is consistently utilized by the Altegris team as we seek to optimize the search for new portfolio opportunities while maintaining the discipline to keep adequate powder dry in an otherwise richly valued and competitive landscape.

We appreciate your partnership and look forward to meeting the opportunities and challenges that lay ahead.

Sincerely,

Matt Osborne	Eric Bundonis
Chief Investment Officer	Director of Research & Sourcing
Portfolio Manager	Portfolio Manager

[i]	References to the “Fund” or “Altegris KKR Commitments Fund” in each instance refer to the Altegris KKR Commitments Master Fund. KKR is not a sponsor, promoter, adviser or affiliate of the Fund. There is no agreement or understanding between KKR and Altegris or StepStone regarding the management of the investment program of the Fund.

ii	Preqin, 2018 Global Private Equity & Venture Capital Report

iii	Class A shares are subject to a maximum sales load of 3.5%. Class I shares have no sales load. The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is July 31, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares. The annualized performance returns reflect performance information from the inception date. For the twelve months ending March 31, 2018, the total annual fund expense ratio, gross of any fee waivers or expense reimbursements, is 2.31% for Class A shares and 1.72% for Class I shares. For the twelve months ending March 31, 2017, the total annual net expense ratio is 2.47% for Class A shares and 1.83% for Class I shares. The Adviser has agreed to a cap on specified expenses not to exceed 0.55% of the Fund’s net assets attributed to Class A and Class I, respectively. During the period from June 1, 2016 to July 31, 2017, the cap on specific expenses were not to exceed 0.65% for Class A shares and 0.55% for Class I Shares. See the Prospectus for more information. The performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data shown above. Investment return and principal value will fluctuate, so that shares, when sold, may be worth more or less than their original cost. The returns reflect the expense limitation and reimbursement, without which, the performance would have been lower. A Fund’s performance, especially for short periods of time, should not be the sole factor in making your investment decision. S&P 500 Total Return Index. The total return version of S&P 500 index; generally representative of certain portions of the U.S. equity markets. Returns assume reinvestment of dividends. MSCI All-Country World Index. The MSCI ACWI captures large and mid-cap representation across 23 Developed Markets and 23 Emerging Markets countries. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set. Indices are used for general market comparisons and are not meant to represent any actual fund. An index is unmanaged and not available for direct investment.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: +1 714 436 7100 Fax: +1 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Altegris KKR Commitments Master Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Altegris KKR Commitments Master Fund (the “Fund”), including the consolidated portfolio of investments, as of March 31, 2018, the related consolidated statements of operations and consolidated cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its consolidated operations and its consolidated cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and underlying fund managers and advisers. We believe that our audits provide a reasonable basis for our opinion.

May 25, 2018

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris KKR Commitments Master Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2018

The Fund’s performance figures* for the year ended March 31, 2018, compared to its benchmarks:

		Annualized
		Since Inception
	One Year	July 31, 2015 **
Altegris KKR Commitments Master Fund - Class A	6.62%	8.59%
Altegris KKR Commitments Master Fund - Class A with load ***	2.87%	7.13%
Altegris KKR Commitments Master Fund - Class I	7.27%	9.39%
S&P 500 Total Return Index ****	13.99%	11.22%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s August 23, 2017 prospectus, the total annual operating expense are 2.79% and 2.19% for the Fund’s Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is August 1, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares.

***	Class A with load total return is calculated using the maximum sales charge of 3.50%.

****	The S&P 500 Total Return Index is a wideley accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Comparison of the Change in Value of a $10,000 Investment | July 31, 2015–March 31, 2018
Past performance is not necessarily indicative of future results.

+	Initial investment has been adjusted for the maximum sales charge of 3.50%.

Holdings by Type of Investment as of March 31, 2018	% of Net Assets
Private Equity:
Secondary Investments	33.39%
Co-Investments	16.07%
Primary Investments	10.12%
Direct Investment	0.49%
Short Term Investment:
Private Money Market	25.20%
Other assets less liabilities	14.73%
Total	100.00%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2018

	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
PRIVATE EQUITY (a) - 59.58%
CO-INVESTMENTS - 16.07%
KKR Blue Co-Invest L.P.	Europe	$1,966,654	$2,951,791	0.78%	3/1/2016
KKR Byzantium Infrastructure Co-Invest L.P. *	Europe	9,494,628	9,981,502	2.64%	10/3/2017
KKR Caribou Co-Invest L.P.	Americas	17,500,000	16,975,000	4.48%	2/26/2018
KKR Element Co-Invest L.P.	Americas	7,035,000	8,429,632	2.23%	8/12/2016
KKR Palo Verde Co-Invest L.P. (b)	Americas	7,725,000	7,500,000	1.98%	2/26/2018
Uno Co-Invest L.P.	Americas	15,000,000	15,000,000	3.96%	6/7/2017
TOTAL CO-INVESTMENTS		58,721,282	60,837,925	16.07%

PRIMARY INVESTMENTS - 10.12%
Bridge Growth Partners (Parallel), L.P.	Americas	984,593	1,124,561	0.30%	2/23/2016
HPH Specialized International Fund I L.P.	Americas	4,378,927	11,136,752	2.94%	6/30/2017
KKR Americas Fund XII L.P.	Americas	8,848,152	7,905,922	2.09%	3/31/2017
KKR Asian Fund III L.P.	Asia	4,212,814	3,224,905	0.85%	3/31/2017
KKR European Fund IV, L.P. *	Europe	3,254,396	4,639,795	1.23%	12/17/2015
KKR Health Care Strategic Growth Fund L.P.	Americas	710,241	406,937	0.11%	8/4/2017
Oak Hill Capital Partners IV, L.P. *	Americas	123,659	171,667	0.05%	3/31/2017
Warburg Pincus XI (ASIA), L.P.	Asia	9,200,000	9,637,505	2.55%	9/30/2017
TOTAL PRIMARY INVESTMENTS		31,712,782	38,248,044	10.12%

SECONDARY INVESTMENTS - 33.39%
Baring Asia Private Equity III L.P. I	Asia	4,888,536	1,384,761	0.37%	7/27/2016
KKR 2006 Fund L.P . *	Americas	20,596,620	16,518,902	4.36%	12/31/2015
KKR 2006 Fund (Allstar) L.P. (b)	Americas	2,623,610	1,813,527	0.48%	12/31/2015
KKR 2006 Fund (GDG) L.P. (b) *	Americas	2,355,048	1,976,705	0.52%	12/31/2015
KKR 2006 Fund (Overseas) L.P. *	Global	9,892,862	4,049,144	1.07%	12/31/2015
KKR Asian Fund L.P. *	Asia	2,682,751	2,511,782	0.66%	12/29/2016
KKR Asian Fund (Ireland III MIT) I L.P.	Asia	1,399,295	454,978	0.12%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P. *	Asia	3,486,905	3,867,116	1.02%	9/30/2017
KKR European Fund III, L.P. *	Europe	9,402,725	17,276,476	4.56%	12/31/2015
KKR Gaudi Investors L.P. *	Europe	8,579,650	9,319,741	2.46%	5/4/2017
KKR Lending Partners II L.P. (b)	Americas	7,495,008	8,406,630	2.22%	4/27/2017
KKR North America Fund XI L.P. (b) *	Americas	29,677,085	35,413,995	9.36%	10/29/2015
KKR North America Fund XI (Buckeye) L.P. *	Americas	432,167	136,560	0.04%	10/29/2015
KKR North America Fund XI (Indigo) L.P. (b) *	Americas	1,656,323	4,491,516	1.19%	10/29/2015
KKR North America Fund XI (Sage) L.P. (b) *	Americas	519,017	405,690	0.11%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b) *	Americas	1,043,197	1,223,125	0.32%	10/29/2015
Menlo Ventures IX LP	Americas	186,577	236,407	0.06%	12/31/2017
Menlo Ventures X LP *	Americas	2,774,033	2,760,198	0.73%	12/31/2017
Menlo Ventures XI LP *	Americas	5,120,487	3,477,553	0.92%	12/31/2017
Oak Hill Capital Partners III (AIV I), L.P.	Americas	268,871	272,100	0.07%	3/17/2017
Oak Hill Capital Partners III, L.P. *	Americas	2,106,073	2,417,578	0.64%	3/17/2017
Oak Hill Special Opportunities Fund (Offshore II), Ltd. *	Americas	40,849	35,161	0.01%	3/17/2017
OHCP III BC COI, L.P.	Americas	2,235,658	2,680,067	0.71%	3/17/2017
Orchid Asia III, L.P.	Asia	976,340	1,756,770	0.46%	8/23/2016
SFC Energy Partners I-A L.P. (b) *	Americas	1,996,797	3,521,713	0.93%	9/30/2017
TOTAL SECONDARY INVESTMENTS		122,436,484	126,408,195	33.39%

TOTAL PRIVATE EQUITY		$212,870,548	$225,494,164	59.58%

DIRECT INVESTMENT - 0.49%
Salient Solutions LLC * (a,c,d)	Americas	$1,057,149	$1,644,731	0.43%	2/10/2016
Roku, Inc. (common stock) ^	Americas	260,898	245,877	0.06%	3/27/2018
		$1,318,047	$1,890,608	0.49%

See accompanying notes to financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2018

	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
SHORT TERM INVESTMENT - 25.20%
PRIVATE MONEY MARKET FUNDS - 25.20%
Federated Prime Private Liquidity Fund, Premier Class		$25,099,393	6.63%	12/29/2017
Prime Liquidity LLC Fund, Capital Class		70,283,643	18.57%	12/29/2017
TOTAL PRIVATE MONEY MARKET FUNDS	$95,383,036	$95,383,036	25.20%

TOTAL INVESTMENTS - 85.27% (Cost - $309,571,631) (e)		$322,767,808
OTHER ASSETS LESS LIABILITIES - 14.73%		55,756,560
NET ASSETS - 100.00%		$378,524,368

*	Non-income producing.

^	Roku, Inc. common stock received as in-kind distribution from Menlo Ventures X LP.

(a)	Securities are restricted to resale represents $227,138,925 or 60.01% of net assets.

(b)	All or part of these investments are holdings of AKCF LLC - Series A.

(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy (See Note 2).

(d)	This investment is considered as a restricted security pursuant to Section 12.12 of Regulation S-X. The Fund purchased this investment at the cost of $1,057,149 on February 10, 2016.

(e)	The fair value of total investments consists of the following:

Private Equity	$225,494,164
Direct Investment	1,890,608
Short Term Investment	95,383,036
Total Investments	$322,767,808

See accompanying notes to financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018

ASSETS
Investment securities:
Investments at cost	$309,571,631
Investments at fair value	$322,767,808
Cash	64,195,788
Prepaid expenses and other assets	105,993
TOTAL ASSETS	$387,069,589

LIABILITIES
Subscriptions received in advance	2,158,839
Payable for Fund shares repurchased	5,100,896
Payable due to Adviser	527,786
Distribution and servicing fees payable to Distributor	282,139
Other related parties payable	171,814
Line of credit fees payable	11,055
Accrued expenses and other liabilities	292,692
TOTAL LIABILITIES	8,545,221
Commitments and contingencies (See Notes 2 and 7)
NET ASSETS	$378,524,368

Composition of Net Assets:
Paid in capital	$354,083,113
Accumulated net investment loss	(9,496,738)
Accumulated undistributed net realized gain on investment	20,741,816
Net unrealized gain on investments	13,196,177
NET ASSETS	$378,524,368

Class A Shares:
Net Assets	$287,216,884
Shares of beneficial interest outstanding [$0 par value]	20,934,387
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$13.72
Maximum offering price per share (net asset value plus maximum sales charge of 3.50%)	$14.22

Class I Shares:
Net Assets	$91,307,484
Shares of beneficial interest outstanding [$0 par value]	3,131,959
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$29.15

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2018

INVESTMENT INCOME
Dividend distributions from underlying investments	$2,218,443
Dividend income	383,036
Interest income	873,862
TOTAL INVESTMENT INCOME	3,475,341

EXPENSES
Management fees	4,174,541
Distribution and servicing fees:
Class A	1,614,704
Legal fees	551,815
Sub accounting and sub transfer agency fees	261,490
Administrative services fees	272,964
Audit and tax fees	142,548
Printing and postage expenses	132,562
Trustees fees and expenses	98,315
Accounting services fees	51,174
Transfer agent fees	44,034
Line of credit fees	56,000
Custodian fees	36,467
Chief compliance officer fees	33,989
Other expenses	60,347
TOTAL EXPENSES	7,530,950
Expenses recapture	276,456
NET EXPENSES	7,807,406

NET INVESTMENT LOSS	(4,332,065)

NET REALIZED AND UNREALIZED GAIN ON OPERATIONS

Capital gain distributions from underlying investments	23,064,199
Net change in unrealized appreciation on investments	2,867,021
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	25,931,220

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,599,155

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(4,332,065)	$(1,167,040)
Capital gain distributions from underlying investments	23,064,199	13,996,541
Net change in unrealized appreciation on investments	2,867,021	5,362,835
Net increase in net assets resulting from operations	21,599,155	18,192,336

DISTRIBUTIONS TO MEMBERS
From net realized gains
Class A	(11,531,242)	(6,332,818)
Class I	(3,385,429)	(1,797,947)
Total distributions to members	(14,916,671)	(8,130,765)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	92,476,247	79,177,442
Class I	33,480,403	46,216,515
Transfer of shares: (2)
Class A	—	96,114,784
Class I	—	(96,114,784)
Reinvestment of distributions
Class A	11,325,115	6,278,662
Class I	3,241,443	1,777,231
Redemption of units
Class A	(10,990,442)	—
Class I	(1,912,124)	—
Total Increase in Net Assets from Shares of Beneficial Interest	127,620,642	133,449,850

NET INCREASE IN SHARES OF BENEFICIAL INTEREST	134,303,126	143,511,421

NET ASSETS
Beginning of Year	244,221,242	100,709,821
End of Year *	$378,524,368	$244,221,242
* Includes accumulated net investment loss of:	$(9,496,738)	$(700,878)

SHARE ACTIVITY
Class A: (1)
Shares Sold	6,780,121	5,998,714
Shares Transfer (2)	—	7,622,659
Shares Reinvested	842,590	485,213
Shares Redeemed	(794,910)	—
Net increase in shares outstanding	6,827,801	14,106,586

Class I:
Shares Sold	1,151,928	1,706,846
Shares Transfer (2)	—	(3,631,084)
Shares Reinvested	113,813	65,219
Shares Redeemed	(65,179)	—
Net increase (decrease) in shares outstanding	1,200,562	(1,859,019)

(1)	Class A commenced operation on June 1, 2016 with the reorganization of the master/feeder structure.

(2)	The KKR Master-Feeder Structure was reorganized on June 1, 2016. The proportionate assets held at the Feeder were comprised of an investment in the Master of $96,114,784 and cash of $1,118,657. These assets were used to purchase newly created Class A shares of beneficial interest (7,711,371 shares issued) at a NAV of $12.61 per share.

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in net assets resulting from operations	$21,599,155
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(99,712,525)
Proceeds (Purchase) of short-term investments, Net	(35,080,151)
Net change in unrealized appreciation on investments	(2,867,021)
Return of capital from underlying investments	17,502,384
Increase in prepaid expenses and other assets	(43,826)
Decrease in payable for securities purchased	(6,103,452)
Increase in payable for Fund shares repurchased	5,100,896
Decrease in payable due to Adviser	(25,138)
Increase in distribution and servicing fees payable to Distributor	104,406
Increase in other related parties payable	140,138
Decrease in line of credit fees payable	(25,416)
Increase in accrued expenses and other liabilities	220,051
Net Cash Used in Operating Activities	(99,190,499)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Units issued, net of change in subscriptions received in advance	107,809,169
Payment of Units redeemed, net of change in payable for Units redeemed	(12,902,566)
Net Cash Provided by Financing Activities	94,906,603

NET DECREASE IN CASH	(4,283,896)
CASH - BEGINNING OF YEAR	68,479,684
CASH - END OF YEAR	$64,195,788

SUPPLEMENTAL NONCASH DISCLOSURE INFORMATION:
Non-cash financing activities not included herein consisted of reinvestment of distributions:	$14,566,558
In-kind Securities received from underlying fund investments:	$273,469

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A (1)				Class I (2)
	Year Ended		Period Ended		Year Ended		Year Ended	Period Ended
	March 31, 2018		March 31, 2017		March 31, 2018		March 31, 2017	March 31, 2016
Net asset value, beginning of year/period	$13.43		$12.61		$28.36		$26.57	$25.00

Gain (Loss) from investment operations:
Net investment income (loss) (3)	(0.20)		(0.11)		(0.22)		(0.01)	0.05
Net realized and unrealized gain on investments	1.07		1.50		2.25		3.00	1.52
Net increase in net assets resulting from operations	0.87		1.39		2.03		2.99	1.57

Less distributions from:
Net realized gains	(0.58)		(0.57)		(1.23)		(1.20)	—
Total distributions	(0.58)		(0.57)		(1.23)		(1.20)	—

Net asset value, end of year/period	$13.72		$13.43		$29.15		$28.36	$26.57

Total return (4)	6.62%		11.19	% (5)	7.27%		11.43%	6.28	% (5)

Net assets, end of year/period (000s)	$287,217		$189,454		$91,307		$54,767	$100,710

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets (6,7)	2.31%		2.47%		1.72%		2.77%	2.42%
Ratio of net expenses to average net assets (7)	2.40	% (8)	2.47%		1.77	% (8)	1.83%	1.61%
Ratio of net investment income (loss) to average net assets (7)	(1.40)%		(0.97)%		(0.75)%		(0.05)%	0.32%

Portfolio Turnover Rate	0%		0	% (5)	0%		0%	0	% (5)

(1)	Class A commenced operation on June 1,2016 with the reorganization of the master/feeder structure.

(2)	The Fund commenced operations on July 31, 2015, existing shares were reclassified to Class I Shares on June 1, 2016. See note 1 in the notes to consolidated financial statements.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	The net expense ratio is greater than gross expense ratio due to the expenses recaptured. See note 4 in the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2018

1.	ORGANIZATION

Altegris KKR Commitments Master Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’), as a non-diversified, closed-end management investment company. Altegris Advisors, L.L.C., (the ’‘Adviser’’) serves as the Fund’s investment adviser. StepStone Group LP serves as the Fund’s Sub-Adviser (the “Sub-Adviser”).

The Fund was organized as a Delaware statutory trust on April 22, 2014. The Fund commenced operations as the “master fund” in a “master/feeder structure” on July 31, 2015. The Fund was reorganized from a “master/feeder” structure as of June 1, 2016, and currently offers two separate classes of shares of beneficial interest designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads. Prior to June 1, 2016, the Altegris KKR Commitments Fund (the “Feeder”) operated as a separate non-diversified, closed-end management investment company that invested substantially all of its assets in the Fund. On June 1, 2016, the Feeder’s interest in the Fund was reclassified as Class A shares of beneficial interest (7,711,371 shares issued) at an NAV of $12.61 per share. These Class A shares were distributed to the Feeder’s shareholders in exchange for the Feeder’s outstanding common shares in complete liquidation of the Feeder. All other existing shares of the Fund (reflecting net assets of $26,851,478) were reclassified as Class I shares (1,014,544 shares issued) at an NAV of $26.47 per share.

The minimum investment for an investor in the Fund is $25,000. Class A Shares are offered at NAV plus a maximum sales charge of 3.50%. Class I Shares are sold at NAV without an initial sales charge and are not subject to distribution fees. All classes of Shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to invest and/or make capital commitments of at least 80% of its assets in or to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. L.P. or an affiliate thereof (collectively, “KKR”), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies (“Investment Funds”) and co-investment opportunities in operating companies (“Co-Investment Opportunities”) presented by such Investment Funds or by KKR. However, the Fund may at any time determine to allocate its assets to investments not sponsored or issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include AKCF LLC Series A (“AKCF”), a limited liability company in which the Fund invests. AKCF is a wholly-owned subsidiary; therefore all inter-company accounts and transactions have been eliminated. The inception date of AKCF is September 18, 2015.

A summary of the Fund’s investment in AKCF is as follows:

AKCF Net Assets at	% of Total Net Assets
March 31, 2018	at March 31, 2018
$37,080,036	9.80%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2018

Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its interests in Investment Funds and Co-Investment Opportunities. These valuation procedures, which have been approved by the Board of Trustees of the Fund, provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Funds (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations, which are provided on a quarterly basis, even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the underlying Investment Funds will typically provide the Adviser with only estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund’s annual audit. While such information is provided on a quarterly basis, the Fund provides valuation and issues Shares on a monthly basis.

The Adviser is responsible for the Fund’s written valuation policies, processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s pricing committee is comprised of officers of the Fund, the Adviser, and representatives from Gemini Fund Services, LLC (“GFS”). The Fund’s pricing committee meets monthly, or as needed, to determine the valuation of the Fund’s investments. The pricing committee certifies to the Board that the Fund’s valuation policy and procedures are properly followed. Any revision or updates of the valuation policy and procedures must be approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2018 for the Fund’s assets and liabilities measured at fair value:

				Investments
Assets *	Level 1	Level 2	Level 3	Valued at NAV	Total
Investments
Private Equity	$—	$26,432,941	$—	$199,061,223	$225,494,164
Direct Investment	245,877	—	1,644,731	—	1,890,608
Short-Term Investments	95,383,036	—	—	—	95,383,036
Total Investments:	$95,628,913	$26,432,941	$1,644,731	$199,061,223	$322,767,808

*	Refer to the Portfolio of Investments for industry classification.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The table below shows transfers between levels.

Amount	Level Transfer		Change in Fair Valuation Measurement Inputs
Transferred	From	To	From	To
$26,432,941	Investments Valued at NAV	Level 2	Practical Expedient	Fair Value Adjusted

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Beginning Balance 3/31/17	$1,904,187
Change in unrealized appreciation/(depreciation)	(259,456)
Ending Balance 3/31/18	$1,644,731

The inputs used to value the Level 3 security are derived from valuations of the Level 3 security prepared by a fund in which the Fund is invested (the “Invested Fund”).

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investment is calculated by adjusting its initial cost basis primarily by the change in unrealized appreciation (depreciation) as reflected in the Invested Fund’s valuations of the Level 3 security. The Invested Fund’s valuations of the Level 3 security are primarily based on an evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections. The Invested Fund has a valuation committee that is responsible for reviewing and approving valuations. The Invested Fund’s valuation committee may at its discretion employ third party valuation firms as appropriate.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private equity is not being reported at fair value.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2018

A listing of the private equity held by the Fund and their attributes, as of March 31, 2018, that qualify for these valuations are shown in the table below:

						Notice	Redemption
Investment			Unfunded	Remaining	Redemption	Period (In	restrictions
Category	Investment Strategy	Fair Value	Commitments	Life	Frequency *	Days)	Terms **
Private Equity - Buyout	Investments in nonpublic companies; the acquisition of the company uses some percentage of debt.	$180,894,501	$156,064,218	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$34,618,161	$12,514,384	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Other	Infrastructure, Real Estate, Energy and Direct Lending/Mezzanine, Private Equity Fund of Funds	$9,981,502	$—	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Direct Investment - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$1,644,731	$—	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

*	The information summarized in the table above represent the general terms for the specified asset class. Individual investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Unfunded Commitments - As of March 31, 2018, the Fund had total unfunded commitments of $168,578,602 which consist of $156,064,218 private equity-buyout and $12,514,384 private equity-growth equity. The Fund expects to fulfill these unfunded commitments through the use of liquid investments, futures distributions from Investment Funds and line of credit proceeds.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2018

or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund’s policy is to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year ended September 30, 2015 and September 30, 2016 or expected to be taken in the Fund’s September 30, 2017 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

AKCF is a domestic limited liability company that has elected to be treated as a corporation and will be separately subject to U.S. federal and state income taxes. As of the date of this reporting period, there is no tax liability and therefore no provision for income taxes is required. Management of AKCF has concluded that there are no significant uncertain tax positions for current open tax years that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Investment Transactions – For the year ended March 31, 2018, cost of purchases other than short-term investments amounted to $99,712,525 investments.

Associated Risks

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2018

Illiquidity of Investment Fund Interests. There is no regular market for interest in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.10% (1.20% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly paid by investors in the Fund. The Adviser pays the Sub-Adviser a monthly fee of 0.030833% (0.37% on an annualized basis) of the month-end net asset value of the Fund’s investments in Investment Funds and Co-Investment Opportunities. Pursuant to the agreement, the Fund incurred $4,174,541 in Management Fees for the year ended March 31, 2018 which is included in the consolidated statement of operations. As of March 31, 2018, payable due to Adviser includes a $527,786 Management Fee payable.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund for the period from August 1, 2017 through September 1, 2018 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I Shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I Shares, respectively. During the period from June 1, 2016 to July 31, 2017, the “Specified Expenses” borne by the Fund in respect of Class A and Class I Shares were not to exceed 0.65% per annum of the Class A Shares and 0.55% per annum of the Class I Shares. Prior to June 1, 2016, the “Specified Expenses” were not to exceed 0.55% per annum of the Fund’s net assets. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of Shares; (v) taxes; and (vi) extraordinary expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless so renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess. To the extent that the Adviser pays Excess Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. The Excess Expenses in respect of the Fund’s Class A Shares shall be deemed to include any Specified Expenses paid by the Adviser in respect of the Feeder, a feeder fund that invested all or substantially all its assets in the Fund that was liquidated upon the Fund’s issuance of Class A Shares, and not reimbursed by the Feeder to the Adviser. For the Year ended March 31, 2018, the Fund reimbursed Excess Expenses paid by the Adviser in the amount of $276,456 which is included as expense recapture in the consolidated statement of operations. Cumulative Excess Expenses paid by the Adviser are subject to the aforementioned conditions and will expire in the following years:

	Class A	Class I	Total
Excess Expenses paid by the Adviser and eligible for recapture (to be expired by March 31, 2019)	$—	$328,158	$328,158
Excess Expenses paid by the Adviser and eligible for recapture (to be expired by March 31, 2020)	280,328	192,447	472,775
Excess Expenses paid by the Adviser and eligible for recapture as of March 31, 2018	$280,328	$520,605	$800,933

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2018

As of March 31, 2018, payable due to Adviser includes $180,344 of expense reimbursement to the Fund by the Adviser on Class A Shares and $56,573 of expense reimbursement to the Fund by the Adviser on the Excess Expenses paid by the Adviser for Class I Shares.

The Fund has adopted a Distribution and Service Plan Agreement (“Plan”) for Class A and Class I Shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund will pay a monthly fee out of the net assets of Class A Shares at the annual rate of 0.60% of the aggregate net asset value of the Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchase of Shares)(the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is paid to Altegris Investments, L.L.C., an affiliate of the Adviser, as the distributor of the Shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I Shares are not subject to the Distribution and Servicing Fee. During the year ended March 31, 2018, pursuant to the Plan, Class A shares incurred $1,614,704 in Distribution and Servicing Fees which are included in the consolidated statement of operations. As of March 31, 2018, distribution and servicing fees payable to Distributor is $282,139.

Effective September 1, 2017, the Board of the Fund approved an arrangement whereby the Fund will reimburse the Adviser for certain sub-accounting and sub-transfer agency fees at 0.15% of the net asset value of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the year ended March 31, 2018, the Fund incurred $261,490 of sub-accounting and sub-transfer agency fees pursuant to this arrangement which are recorded in transfer agent fees in the consolidated statement of operations.

GFS

GFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. For the year ended March 31, 2018, the Fund incurred $272,964 of administrative service fees, $44,034 of transfer agent fees, and $51,174 of fund accounting fees which are included in the consolidated statement of operations. As of March 31, 2018, other related parties payable includes a payable of $157,476 due to GFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. For the year ended March 31, 2018, the fund incurred $33,989 in NLCS customary fees which are included in chief compliance officer fees on the consolidated statement of operations. As of March 31, 2018, the amount due to NLCS is $0.

Blu Giant, LLC (“Blu Giant”), a related party of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the year ended March 31, 2018, the fund incurred $132,562 of printing and postage expenses which are included in the consolidated statement of operations. As of March 31, 2018, other related parties payable includes a payable of $14,338 due to Blu Giant for printing and postage expenses.

5.	REPURCHASES OF SHARES

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Effective August 1, 2017, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2018

offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. Any repurchase of Shares from a Shareholder which are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any such Shares repurchased by the Fund that are held for less than one year. There is no minimum amount of Shares which must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date.

During the year ended March 31, 2018, the Fund repurchased tendered shares as follows:

						NAV of Shares
			Number of			Outstanding on
	Repurchase Offer	% of Net Asset	Shares	NAV Price of	Redemption Value of	Repurchase Date, Before
Repurchase Date	Amount	Value	Tendered	Shares Tendered	Shares Tendered	Repurchase
September 30, 2017
Class A			321,260	$13.94	$4,478,369	290,151,356
Class I			24,356	$29.54	$719,466	81,464,792
Total	$18,585,793	1.40%			$5,197,835	371,616,148
December 31, 2017
Class A			151,180	$13.81	$2,087,782	293,652,277
Class I			17,612	$29.30	$516,054	89,272,881
Total	$19,148,578	0.68%			$2,603,836	382,925,158
March 31, 2018
Class A			322,470	$13.72	$4,424,291	291,644,092
Class I			23,211	$29.15	$676,604	91,973,206
Total	$19,289,509	1.33%			$5,100,895	383,617,298

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31, 2018 the Fund continues to qualify as a regulated investment company. Since September 30, 2017 the Fund has estimated earnings of $1,248,901 amount of income, $7,343,964 amount of capital gain, and $8,692,958 amount of returned capital. The Fund made distributions of $11,080,824 since September 30, 2017, of those distributions $0 amount was estimated to be from net income and $11,080,824 from realized gains. Amounts are subject to change through the end of the Fund’s fiscal tax year through September 30, 2018.

The Fund’s tax year end is September 30, 2017, as such, the information in this section is as of the Fund’s tax year end.

The tax character of Fund distributions paid for the tax year ended September 30, 2017 was as follows:

Fiscal Tax Ended
September 30, 2017
Ordinary Income	$—
Long-Term Capital Gain	11,966,612
Return of Capital	—
$11,966,612

The Fund did not have distributions for the tax year ended September 30, 2016.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2018

As of September 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Appreciation	Earnings
$—	$11,082,855	$(2,973,423)	$—	$2,238,578	$19,624,982	$29,972,992

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organization expenses for tax purposes and adjustments for partnerships and the Fund’s wholly-owned subsidiary.

Late year losses incurred after December 31 within the tax year end are deemed to arise on the first business day of the following tax year. The Fund incurred and elected to defer such late year losses of $2,970,198.

Capital losses incurred after October 31 within the tax year are deemed to arise on the first business day of the following tax year. The Fund incurred and elected to defer such capital losses of $3,225.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and adjustments for partnerships, resulted in reclassification for the tax year ended September 30, 2017 as follows:

		Accumulated
	Undistributed Net	Net Realized
Paid In Capital	Investment Income	Gains
$(1,948,648)	$(4,463,795)	$6,412,443

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2017 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2017 will not be finalized by the Fund until after the fiscal year end.

7.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

On July 15, 2016, Lloyds Bank PLC (the “Lender) issued a line of credit up to $7.5 million to the Fund (the “Borrower”) with a maturity date of July 15, 2017 under a revolving credit agreement. The Borrower renewed this line of credit and extended the maturity date to July 16, 2018. The proceeds of the loans and the letter of credit shall be used solely for the purposes expressly permitted under the constituent documents of the Borrower. The line of credit was unused during the year ended March 31, 2018. The cost for the unused line of credit was 0.50 % annum until July 15, 2017 then it was increased to 0.85% per annum in connection with the renewal of this line of credit. For the year ended March 31, 2018 the Fund incurred $56,000 in unused commitment fees as well as other administrative fees which are included as line of credit fees in the consolidated statement of operations. The line of credit fees payable as of March 31, 2018 is $11,055 which is included in the consolidated statement of assets and liabilities.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2018

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

Planned Merger of the Adviser

On April 3, 2018, AqGen Liberty Management I, Inc., the indirect parent company of the Adviser, entered into a merger with Artivest Holdings, Inc. a financial services technology service provider. The closing of such merger is targeted during 2018 and is subject to applicable regulatory pre-approval. The merger does not result in a change of management of the Adviser.

Change in Chief Compliance Officer

Effective June 1, 2018 the Adviser will provide a Chief Compliance Officer to the Fund, as well as related compliance services pursuant to a consulting agreement between the Adviser and the Fund.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2018

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**
Independent Trustees

Mark Garbin (65) c/o Altegris KKR Master Commitments Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee	Indefinite Length — Since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Trustee of Forethought Variable Insurance Trust (since 2013), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), Two Roads Shared Trust (since 2012), and Independent Director of Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018)

Mark D. Gersten (66) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee	Indefinite Length – Since Inception	Independent Consultant (since 2012)	1	Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), Two Roads Shared Trust (since 2012), Formerly Ramius Archview Credit and Distressed Fund (2015-2018) and Schroder Global Series Trust (2012 to 2017)

Neil M. Kaufman (56) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee	Indefinite Length – Since Inception	Managing Member, Kaufman & Associates, LLC (legal services)(since 2016); Partner, Abrams, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (2010-2016)	1	Trustee of Two Roads Shared Trust (since 2012)

Anita K. Krug (47) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee	Indefinite Length – Since Inception	Interim Dean (since 2017), Professor (since 2016) and Associate Professor (2014 to 2016), University of Washington School of Law; Assistant Professor, University of Washington School of Law (2010-2014)	1	Trustee of Two Roads Shared Trust (since 2012), and Centerstone Investors Trust (since 2016)

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2018

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and his age, address, positions held, length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**
Interested Trustee

Matthew C. Osborne 52 c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Trustee and President	Indefinite Length — Since 2018	Chief Investment Officer, Altegris Group of Companies (since 2016); Co-President of Altegris Group of Companies (2015-2016); Executive Vice President of Altegris Companies (2010 — 2015)	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2018

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers

Lynn Bowley (58) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Chief Compliance Officer	Inception – May 2018	Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2007)

Elizabeth Strong (39) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Treasurer	Indefinite Length — Since 2016	Director, Fund Operations, Altegris Group of Companies (since 2010)

Christine Zou (44) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Principal Accounting Officer	Indefinite Length — Since 2016	Controller, Altegris Group of Companies (since 2011); Controller, Treasurer, and Financial Principal, Altegris Group of Companies (since 2014)

Cynthia Aragon (44) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Secretary	Indefinite Length — Since 2017	Chief Compliance Officer, Altegris Advisors, LLC (since 2017); Chief Compliance Officer, Agile Fund Solutions, LLC (2016-2017); Chief Compliance Officer and General Counsel, Crabel Capital Management LLC (2012 – 2015)

*	Each Trustee serves an indefinite term, until his or her successor is elected.

PRIVACY NOTICE

What does Altegris KKR Commitments Master Fund (the “Fund”) do with your personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         Account transactions and transaction history

●         Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes To offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and records	NO	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
Questions?	Call 1-888-524-9441

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account or deposit money

●     Direct us to buy securities or direct us to sell your securities

●     Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2018

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 400
La Jolla, CA 92037

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $72,500

2018- $72,500

(b)	Audit-Related Fees

2017 - None

2018- None

(c)	Tax Fees

2017 - $20,200

2018 - $20,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2018- None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2018
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $20,200

2018 - $20,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrant: During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Mark Garbin, Mark Gersten, Neil Kaufman and Anita Krug.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

(a)       Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”).  The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures.  In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors.  The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors.  On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund.  In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision.  If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)       The Fund intends to hold its interests in the Investment Funds in non-voting form.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The personnel of the Advisers who have primary responsibility for management of the Fund are Matthew Osborne (since November 18, 2016) and Eric Bundonis (since inception):

Matthew Osborne

Matthew Osborne has more than 28 years of international business and financial market experience. As Chief Investment Officer, Mr. Osborne is responsible for product development and is co-portfolio manager of several Altegris mutual funds. He is a member of the Altegris Investment Committee, responsible for qualification, approval and ongoing review of all investment strategies and managers on the Altegris platform.

Prior to Altegris, Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial with responsibility for manager selection and research. Previously, he had a 12-year career with a preeminent family office in his native New Zealand. In his role as Investment Manager, Mr. Osborne was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures. He also gained significant trading expertise in foreign currencies, stocks, fixed income, global futures and options.

Eric Bundonis

Eric Bundonis brings over 10 years of industry experience and serves as Director of Research and Investments and Portfolio Manager for Altegris Advisors.  His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies.  Mr. Bundonis joined Altegris from OneCapital Management Partners in New York.  As a member of OneCapital’s investment committee, he was responsible for identifying, selecting, and monitoring investments for multi-manager funds of hedge funds serving institutional and high net worth investors.  Previously, Mr. Bundonis conducted comprehensive qualitative and quantitative research on prospective and existing hedge fund investments for Auda Advisor Associates in New York.  Mr. Bundonis graduated from Middlebury College with a BA in History and attended the Post-Baccalaureate Program in Business at Columbia University.  He is also a member of the New York Society of Security Analysts.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2018:

Matthew Osborne

	Number of Accounts	Total Assets in Accounts ($ million)		Number of Accounts Subject to A Performance- Based Advisory Fee	Total Assets in Accounts Subject to A Performance- Based Advisory Fee ($ million)
Registered Investment Companies	[3]	$	[825,081,248]	[0]	$	[0]
Other Pooled Investment Vehicles	[25]	$	[921,812,295]	[0]	$	[0]
Other Accounts	[0]	$	[0]	[0]	$	[0]

Eric Bundonis

	Number of Accounts	Total Assets in Accounts ($ million)		Number of Accounts Subject to A Performance- Based Advisory Fee ($ million)	Total Assets in Accounts Subject to A Performance- Based Advisory Fee ($ million)
Registered Investment Companies	[3]	$	[825,081,248]	[0]	$	[0]
Other Pooled Investment Vehicles	[25]	$	[921,812,295]	[0]	$	[0]
Other Accounts	[0]	$	[0 ]	[0]	$	[0]

Securities Ownership of Portfolio Managers

As of March 31, 2018, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Matthew Osborne*	$[100,001-$500,000]

Eric Bundonis	$[100,001-$500,000]

Item 9. Purchases of Equity Securities by Closed-End Funds. None

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Altegris KKR Commitments Master Fund

By (Signature and Title)

/s/Matthew Osborne

Matthew Osborne, President/Principal Executive Officer

Date 5/31/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Matthew Osborne

Matthew Osborne, President/Principal Executive Officer

Date 5/31/18

By (Signature and Title)

/s/Beth Strong

Beth Strong, Treasurer/Principal Financial Officer

Date 5/31/18